AMENDMENT NO. 1 TO SERVICE AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

         NORTHWEST CENTER FOR INFERTILITY AND REPRODUCTIVE ENDOCRINOLOGY


         THIS AMENDMENT NO. 1 TO SERVICE AGREEMENT ("Amendment No. 1"), is dated June 14, 2002 by and between IntegraMed America, Inc., a Delaware corporation with its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("INMD") and Northwest Center for Infertility and Reproductive Endocrinology, a Florida general partnership, with its principal place of business at 2825 North State Road 7, Suite 302, Margate, Florida 33063 ("NCIRE"). Fertility Institute of South Florida, Inc., a Florida corporation with its principal place of business about to be 2825 North State Road 7, Suite 302, Margate, Florida 33063 ("Subsidiary") has joined in this Agreement.

                                    RECITALS:

         INMD and NCIRE entered into a Service Agreement dated April 26, 2002 (the "Service Agreement"); and

         INMD and NCIRE wish to amend further the Service Agreement, in pertinent part, to provide for an additional Exclusive Service Right consideration, in light of NCIRE's acquisition of Subsidiary.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Service Agreement, INMD, NCIRE and Subsidiary agree as follows:

         1. Article 8 is hereby amended to add the following additional Section:

         "8.3 The Exclusive Service Right includes the medical practice of Subsidiary, which was acquired by NCIRE effective June 14, 2002, in consideration of INMD funding the acquisition of Subsidiary in the amount of $625,000.00

         2. All representations of and covenants by NCIRE set forth in the Service Agreement are hereby amended to include the medical practice of Subsidiary.

         3. All other provisions of the Service Agreement, as amended, not in conflict with this Amendment No. 1 remain in full force and effect.

         IN WITNESS WHEREOF, the parties have signed this Amendment No. 1 the date first above written.


INTEGRAMED AMERICA, INC.



By:  /s/John W. Hlywak, Jr.
     ------------------------------------------
        John W. Hlywak, Jr., Sr. Vice President



NORTHWEST CENTER FOR INFERTILITY AND REPRODUCTIVE ENDOCRINOLOGY

By: WAYNE S. MAXSON, M.D., P.A., a general partner


By: /s/Wayne S. Maxon
    ------------------------------------------
       Wayne S. Maxson, M.D., President



FOREGOING  SECTION 1 IS HEREBY ACKNOWLEDGED AND ACCEPTED:


FERTILITY INSTITUTE OF SOUTH FLORIDA, INC.


By:  /s/Wayne S. Maxon
     -------------------------------------------
        Wayne S. Maxson, M.D., President